Exhibit 99.B(j)(3)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED
ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING ASIA PACIFIC HIGH DIVIDEND

ING GLOBAL ADVANTAGE AND

EQUITY INCOME FUND

PREMIUM OPPORTUNITY FUND

ING EQUITY TRUST

ING GLOBAL EQUITY DIVIDEND AND

ING Equity Dividend Fund

PREMIUM OPPORTUNITY FUND

ING Financial Services Fund

ING Fundamental Research Fund

ING INFRASTRUCTURE DEVELOPMENT

ING Index Plus LargeCap Equity Fund

EQUITY FUND

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING INTERNATIONAL HIGH DIVIDEND

ING Index Plus LargeCap Equity Fund IV

EQUITY INCOME FUND

ING Index Plus LargeCap Equity Fund V

ING Index Plus LargeCap Equity Fund VI

ING INVESTORS TRUST

ING LargeCap Growth Fund	ING AllianceBernstein Mid Cap Growth Portfolio(1)
ING LargeCap Value Fund	ING American Funds Asset Allocation Portfolio
ING MidCap Opportunities Fund	ING American Funds Bond Portfolio
ING Opportunistic LargeCap Fund	ING American Funds Growth Portfolio
ING Principal Protection Fund VII	ING American Funds Growth-Income Portfolio
ING Principal Protection Fund VIII	ING American Funds International Portfolio
ING Principal Protection Fund IX	ING BlackRock Inflation Protected Bond Portfolio
ING Principal Protection Fund X	ING BlackRock Large Cap Growth Portfolio(1)
ING Principal Protection Fund XI	ING BlackRock Large Cap Value Portfolio(1)
ING Principal Protection Fund XII	ING Capital Guardian U.S. Equities Portfolio(1)
ING Real Estate Fund	ING Disciplined Small Cap Value Portfolio
ING SmallCap Opportunities Fund	ING EquitiesPlus Portfolio
ING SmallCap Value Multi-Manager Fund	ING Evergreen Health Sciences Portfolio(1)
ING Value Choice Fund	ING Evergreen Omega Portfolio(1)
ING FMRSM Diversified Mid Cap Portfolio(1)

ING FUNDS TRUST

ING Franklin Income Portfolio
ING Classic Money Market Fund	ING Franklin Mutual Shares Portfolio(1)
ING GNMA Income Fund	ING Focus 5 Portfolio
ING High Yield Bond Fund	ING Global Real Estate Portfolio
ING Institutional Prime Money Market Fund	ING Global Resources Portfolio(1)
ING Intermediate Bond Fund	ING Global Technology Portfolio(1)
ING National Tax-Exempt Bond Fund

(1)          Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

1

ING Goldman Sachs Commodity Strategy Portfolio	ING MUTUAL FUNDS
ING International Growth Opportunities Portfolio(1)	ING Asia-Pacific Real Estate Fund
ING Janus Contrarian Portfolio(1)	ING Disciplined International SmallCap Fund
ING JPMorgan Emerging Markets Equity Portfolio(1)	ING Emerging Countries Fund
ING JPMorgan Small Cap Core Equity Portfolio(1)	ING Emerging Markets Fixed Income Fund
ING JPMorgan Value Opportunities Portfolio	ING European Real Estate Fund
ING Julius Baer Foreign Portfolio(1)	ING Foreign Fund
ING Legg Mason Value Portfolio(1)	ING Global Bond Fund
ING Limited Maturity Bond Portfolio(1)	ING Global Equity Dividend Fund
ING Liquid Assets Portfolio(1)	ING Global Natural Resources Fund
ING Lord Abbett Affiliated Portfolio(1)	ING Global Real Estate Fund
ING Marsico Growth Portfolio(1)	ING Global Value Choice Fund
ING Marsico International Opportunities Portfolio	ING Greater China Fund
ING MFS Total Return Portfolio(1)	ING Index Plus International Equity Fund
ING MFS Utilities Portfolio	ING International Capital Appreciation Fund
ING Mid Cap Growth Portfolio(1)	ING International Equity Dividend Fund
ING Multi-Manager International Small Cap Portfolio	ING International Growth Opportunities Fund
ING Oppenheimer Main Street Portfolio®(1)	ING International Real Estate Fund
ING PIMCO Core Bond Portfolio(1)	ING International SmallCap Multi-Manager Fund
ING PIMCO High Yield Portfolio(1)	ING International Value Choice Fund
ING Pioneer Equity Income Portfolio	ING International Value Opportunities Fund
ING Pioneer Fund Portfolio(1)	ING Russia Fund
ING Pioneer Mid Cap Value Portfolio(1)
ING Stock Index Portfolio(1)	ING PARTNERS, INC.
ING T. Rowe Price Capital Appreciation Portfolio(1)	ING American Century Large Company Value Portfolio
ING T. Rowe Price Equity Income Portfolio(1)	ING American Century Small-Mid Cap Value Portfolio
ING Templeton Global Growth Portfolio(1)	ING Baron Asset Portfolio
ING UBS U.S. Allocation Portfolio(1)	ING Baron Small Cap Growth Portfolio
ING Van Kampen Capital Growth Portfolio(1)	ING Columbia Small Cap Value II Portfolio
ING Van Kampen Global Franchise Portfolio(1)	ING Davis New York Venture Portfolio
ING Van Kampen Growth and Income Portfolio(1)	ING Fidelity® VIP Contrafund® Portfolio
ING Van Kampen Large Cap Growth Portfolio	ING Fidelity® VIP Equity-Income Portfolio
ING Van Kampen Real Estate Portfolio(1)	ING Fidelity® VIP Growth Portfolio
ING VP Index Plus International Equity Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ING Wells Fargo Disciplined Value Portfolio(1)	ING JPMorgan International Portfolio
ING Wells Fargo Small Cap Disciplined	ING JPMorgan Mid Cap Value Portfolio
Portfolio	ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING MAYFLOWER TRUST

ING Lord Abbett U.S. Government Securities Portfolio
ING International Value Fund	ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio	ING VP International Value Portfolio
ING OpCap Balanced Value Portfolio	ING VP MidCap Opportunities Portfolio
ING Oppenheimer Global Portfolio	ING VP Real Estate Portfolio
ING Oppenheimer Strategic Income Portfolio	ING VP SmallCap Opportunities Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio

ING GET FUND

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING GET Fund – Series V
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio

ING SERIES FUND, INC.

ING Thornburg Value Portfolio	Brokerage Cash Reserves
ING UBS U.S. Large Cap Equity Portfolio	ING 130/30 Fundamental Research Fund
ING UBS U.S. Small Cap Growth Portfolio	ING Balanced Fund
ING Van Kampen Comstock Portfolio	ING Disciplined Core Fund
ING Van Kampen Equity and Income Portfolio	ING Global Income Builder Fund
ING Global Science and Technology Fund
ING PRIME RATE TRUST	ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING RISK MANAGED NATURAL	ING Index Plus MidCap Fund
RESOURCES FUND	ING Index Plus SmallCap Fund
ING Money Market Fund
ING SENIOR INCOME FUND	ING Small Company Fund
ING Strategic Allocation Conservative Fund
ING SEPARATE PORTFOLIOS TRUST	ING Strategic Allocation Growth Fund
ING SPorts Core Fixed Income Fund	ING Strategic Allocation Moderate Fund
ING SPorts Core Plus Fixed Income Fund	ING Tactical Asset Allocation Fund

ING VARIABLE INSURANCE TRUST

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET U.S. Core Portfolio - Series 1	ING VP Strategic Allocation Conservative Portfolio
ING GET U.S. Core Portfolio - Series 2	ING VP Strategic Allocation Growth Portfolio
ING GET U.S. Core Portfolio - Series 3	ING VP Strategic Allocation Moderate Portfolio
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5

ING VARIABLE FUNDS

ING GET U.S. Core Portfolio - Series 6	ING VP Growth and Income Portfolio
ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING VARIABLE PORTFOLIOS, INC.

ING GET U.S. Core Portfolio - Series 9	ING BlackRock Global Science and Technology Portfolio
ING GET U.S. Core Portfolio – Series 10	ING Opportunistic LargeCap Growth Portfolio
ING GET U.S. Core Portfolio – Series 11	ING Opportunistic LargeCap Value Portfolio
ING GET U.S. Core Portfolio – Series 12	ING VP Index Plus LargeCap Portfolio
ING GET U.S. Core Portfolio – Series 13	ING VP Index Plus MidCap Portfolio
ING GET U.S. Core Portfolio – Series 14	ING VP Index Plus SmallCap Portfolio
ING VP Global Equity Dividend Portfolio	ING VP Small Company Portfolio
ING WisdomTreeSM Global High-Yielding

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio

Equity Index Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP INTERMEDIATE BOND
PORTFOLIO

ING VP MONEY MARKET PORTFOLIO